Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-term and Long-term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Sep. 30, 2017	Mar. 31, 2017
Debt Disclosure [Line Items]
Minimum lease payments, loans and investment in operating leases	¥ 71,533	¥ 102,339
Investment in securities	185,417	172,084
Property under facility operations	9,324	7,532
Other assets and other	21,551	17,643
Total	¥ 287,825	¥ 299,598